Local Corporation Overview 2Q2012 Connecting Local Merchants with Online Consumers Exhibit 99.1

Local Corporation Presentation | 2Q2012
Safe Harbor Statement; Non-GAAP Financial Measures

Certain matters being discussed by Local Corporation’s management today include forward looking statements which are made pursuant to the Safe
Harbor provisions of section 21-E of the Securities Exchange Act of 1934.
Investors are cautioned that statements which are not strictly historical statements, including statements concerning future expected financial performance, management objectives and plans for future operations, our relationships with strategic or other partners, the release of new products or services or enhancements to existing products or services, our expectations regarding potential acquisitions and the future performance of past acquisitions including our ability to realize expected synergies, trends in the market for our current or planned products or services, and market acceptance of our products or services, constitute forward looking statements.
The forward looking statements include, but are not limited to, any statements containing the words “expect”, “anticipate”, “estimates”,
“believes”, “should”,  “could”, “may”, “possibly”, and similar expressions and the negatives thereof. These forward looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the forward looking statements. Those risks and uncertainties are detailed in the company’s filings from time to time with the Securities and
Exchange Commission. The information contained in the forward looking statements is provided as of the date of such oral statements and the company disclaims any obligation to update such statements.
This document includes the non-GAAP financial measure of “Adjusted Net
Income/Loss” which we define as net income/loss excluding: provision for income taxes; interest and other income (expense), net; depreciation;
amortization; stock based compensation charges, warrant revaluation charges and non-recurring items. Adjusted Net Income/Loss, as defined above, is not a measurement under GAAP. Adjusted Net Income/Loss is reconciled to net loss and loss per share, which we believe are the most comparable GAAP measures, at the end of this presentation. Management believes that Adjusted Net Income/Loss provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, warrant revaluation charges, and non-recurring charges which are not directly attributable to the underlying performance of the company’s business operations. Management uses Adjusted Net Income/Loss in evaluating the overall performance of the company’s business operations.
A limitation of non-GAAP Adjusted Net Income/Loss is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted Net
Income/Loss in conjunction with GAAP net loss and loss per share measures
The company believes that Adjusted Net Income/Loss provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP (as noted
above), it may provide greater insight into the company’s financial results.
The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income or earnings per share.

Traditional
Online/Digital
US$ Billions
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$137.2
$117.2
85.4%
$20.0
14.6%
$149.4
$111.5
74.6%
$37.9
25.4%
Traditional Media
CAGR -1.0%
Online/Digital Media
CAGR 13.6%
2010
2015

LOCAL SEARCH
$5.1B
29.4%
CAGR
12.1%
$9.1B
35.2%
2010
2015
LOCAL DSPLAY
$2.1B
20.0%
CAGR
19.6%
$4.9B
30.0%
2010
2015
DAILY DEALS
$873
MM
CAGR
36.7%
$4,171
MM
2010
2015

Local Corporation Presentation | 2Q2012 Shifting Ad Spend 3 We all know digital is growing, but did you know digital media is going local?

local corporation

local.com

krillion™

spreebird deals

ROVION

Local Corporation Presentation | 2Q2012
Local Corporation
Founded 1999, IPO 2004: NASDAQ: LOCM
1. We specialize in connecting online consumers with local businesses
2. Advertising revenue model
3. A network that reaches one million consumers a day across search, display, email & mobile
4. A unique, proprietary technology platform covered by 8 patents, 11 pending
5. Partners include Google, Yahoo, Supermedia, ATTi, ReachLocal, Marchex and many others

Five acquisitions in 18 months have expanded our technology platform and product portfolio, allowing us to serve emerging, high growth local ad markets

Local Corporation Presentation | 2Q2012
Powered by our Proprietary Technology Platform
What We Do

Consumer
Properties
Business
Solutions
Media
Services
30MM+ MUVs
‘Local businesses,
products & services’
Local.com
Krillion.com
Spreebird.com
1,000+ Site Network
24,000 SMB
Subscribers
Digital Media Suite
Subscription, CPM &
Performance Pricing:
Web Hosting
Social Media
SEO, Search,
Display, Mobile,
Daily deals and more
We connect consumers with the
local businesses, products
and services they seek
Flagship Property
Direct SMBs White Label Sites Organic Traffic Business Listings
Publisher Partners MUVs in 1Q12 Channel SMBs Daily Deal Members
Impressions Mar. ‘12
100 Publishers,
Agencies
Platform Solutions
Private Label Search &
Digital Media Products
Production
Creative Services
Ad Management &
Distribution
We enable local businesses to target those
consumers with digital media products
We enable publishers & agencies to participate
in the local media revolution via our platform
1 30% + 100 1,000+ 9,000 24,000 300,000 12MM 94MM 1B

spreebird deals
Shop smarter. Make a difference.
Orange County Central & Coast
Ruth's Brownie Kitc
$15 for $30 of Brownies, Coo
krillion
Search
Become part of
Find the best products, in-stock and on-sale near you.
Camcorders
stores
krillion
local
Newport Beach, CA
Businesses
Coupons
Events
Activities
Articles: Food Wellness Fun Household Shopping Finance
Find Businesses
Find Coupons
Find Events
Deals
My Deals
Today's Deal
Tacos N Co. - 2 Locations to Choose From
EMAIL SIGN UP
Enter Email Address
SOCIALIZE WITH US
facebook
BUSINESS TOP SEARCHES
Restaurants
Dentists
Plumbers
RECENTLY ADDED COUPONS
TOP CITIES
Los Angeles, CA
New York, NY
Chicago, IL

EW.com
ConsumerReports.org
Refrigerators

Local Corporation Presentation | 2Q2012
Consumer Properties

• Owned & Operated plus 1,000+ regional media sites
»
94MM monthly unique visitors in 1Q12
–
Up 21% Y/Y
–
Over 30% of traffic was organic
–
High buying intent
–
Balance of traffic via marketing across major engines
• Local businesses, products and services
»
Business name/category search
»
Coupons, specials, daily & travel deals
»
Events, activities, topics, reviews & more
»
Real-time product search
–
70k products in 70k retail locations
• Rapidly going mobile
»
Five mobile products launched 2H11; more coming
»
A record 12MM mobile users in 1Q12
Data published across
Consumer Properties

Search Flowers
Near Irvine, CA
1
2
3
ANNA'S FLOWERS
CONROY'S FLOWERS
TELEFLORA
$ BANNER AD (CPM) $
COST-PER-CLICK (CPC)
$ ADVERTISER SEARCH RESULTS $
(AD PARTNERS)
SEARCH OPTIONS
$ BANNER AD (CPM) $
$ DIRECTORY LISTING SUBSCRIPTION ADVERTISERS
ORGANIC SEARCH RESULTS FROM OVER 18 MILLION BUSINESS LISTINGS
$ PAY-PER-CALL $
LOCAL REVIEWS
Businesses
Deals
Events
Activities

Local Corporation Presentation | 2Q2012
How We Make Money

Users searching for local product/services on
Google, Yahoo, Bing often land on our network
We provide relevant local search results and
we also display a variety of ads on the page
We generate revenue based on the ad type

Local Corporation Presentation | 2Q2012
Advertisers Pay More For Local Consumers

Click
Bids*
Premium
Restaurant $0.22
577%
$1.27
Credit Union $0.45
116%
$0.52
Plumber $2.60
275%
Plumber Los Angeles
$7.14
Moving Company $2.35
252%
$5.93
Divorce Attorney $2.03
186%
Divorce Attorney Las Vegas
$3.77
Auto Repair $1.97
157%
$3.09
Wedding Florist $0.51
278%
Orlando Wedding Florist $1.42
Hotel $0.99
138%
$1.37
* Bids as of January 6, 2011 ** TMP/Yahoo-comScore study – 2007
Pay-per-click rates for local versus national keyword terms…
San Francisco Restaurant
Seattle Credit Union
Denver Moving Company
Dallas Auto Repair
New York City Hotel
57% of Local.com and 80% of Spreebird traffic is the ‘Soccer Mom’ demo
Aged between 25-45 with one child or more at home
Controls significant portion of the household purse strings
Typically spends 80% of that money within 20 miles of home
89% of in-store purchasers in key categories have conducted online research**
82% of people visiting local search sites follow-up with offline action
(store visit/call)**
Soccer mom + local + commercial = ad sponsors
~70% of revenue is CPC; 20% subscriptions; 10% display
Search Term

local corporation

exact match social

Social Media Engagement

Exact Match Social is your solution for connecting with potential customers on Facebook and Twitter. Engage and grow an online community where word of mouth business referrals are highly valued. With Exact Match Social, everything is managed for you so you can focus on your business and all your new customers.

Features Include

- ✓ Social media presence on Facebook and Twitter
- ✓ Monthly premium content, fully managed by our social experts
- ✓ Custom business profile optimized for search and engagement
- ✓ "Fan" landing tab for online referrals and testimonials
- ✓ Facebook and Twitter icons to make sharing content easy

exact match local

Lead Generation on the Web

Exact Match Local can help your business get found—organically. We provide you with a website targeted for your local markets and optimized for first page ranking on a major search engine (e.g., Google, Bing, Yahoo!) so your customers can find you quickly.

Features Include

- ✓ Professionally designed, targeted website
- ✓ Custom Exact Match local domain name
- ✓ Unique content creation, written with an expert voice
- ✓ Optimized Google Places, Bing Business Center and Yahoo! Local
- ✓ Published to more than 1,400 local directories

Website targeted for your local markets

exact match display

Hyper-Local Display Ads

Exact Match Display gives you premium, top-of-the-page visibility to attract and win new customers. These dynamic, custom banner display ads, designed by our expert team, are geo-targeted for your city and zip code and appear in the markets that matter to your business.

Features Include

- ✓ Rich media banner display ad creation with an interactive user experience
- ✓ Feature a direct link to your business website or phone number, including a unique and compelling call to action
- ✓ Top leaderboard placement of your business advertisement
- ✓ Direct link to your business website or phone number
- ✓ Optimized with geo-targeted keywords and business specific images

Capture the attention of targeted, local potential customers

Local Corporation Presentation | 2Q2012
Business Solutions

Exact Match Digital Media Suite
Presence. Reach. Engagement.
• A ‘do it for me’ digital media solution for SMBs
»
Presence: website/social/mobile
»
Reach: a variety of digital ad solutions
»
Engagement: beta testing rewards, email
•
Priced at a phenomenal $200 per month
»
Because it’s built on our platform
•
Adding new features all the time
•
Sold primarily via telesales

Logitech
BUY NOW
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You can see and hear your loved ones in HD 720p video on compatible HDTVs—as if they were in the room with you.
Click BUY NOW to find a retailer near you.
TO ORDER NOW
Select a location for the list below.
ENTER ZIP CODE
SUBMIT
BACK
Best Buy
10861 Weyburn Avenue, Los Angeles
(310) 443-9912
$99.99
Amazon.com
http://www.amazon.com
$72.49
Logitech
http://www.logitech.com
$84.99

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Powered by Krillion

Private label local search
»
100 publishers representing 1,000+ sites
»
Revenue share from a variety of ad types
Private label SMB solutions
»
Over 9,000 units sold by our publisher partners
»
Subscription pricing
»
Local rich media ads that incorporate real-time ‘in
store’ product, inventory and pricing data
»
Web-based, agency quality creative with drag & drop
interface and cloud storage of digital assets
»
CPM pricing
»
Targeting existing digital media spend and helping
transition it to local ad spend, managed through us
»
Revenue derived from a variety of ad types
Media Services
Our platform enables our
clients to author rich media
ads with real-time shopping
data embedded to drive
higher conversions
Our technology platform powers a range of sophisticated media services, enabling our clients to participate in the local online advertising revolution
Local Corporation Presentation | 2Q2012
Rich media authoring
Moving towards ‘Fortune 5,000’ market

Attract New Customers
spreebird
deals
Merchant
Dashboard
spreebird
rewards
Retain & Reward Existing Customers

Local Corporation Presentation | 2Q2012
Spreebird

• Spreebird Deals to attract new customers
• Spreebird Rewards & email to engage those customers
• Merchant Dashboard to provide valuable data
» Our Spreebird Merchant Dashboard begins to round out
our SMB engagement solution
– Track deals and rewards
– Build customer database
– Connect via email
» Developed under Spreebird but white labeled for Local,
our network and potential new partners

local corporation

local.com
OCTANE360
krillion™ FIND NATIONAL BRANDS NEAR YOU
ROVION
spreebird deals

Local Corporation Presentation | 2Q2012
Proprietary Technologies Power Our Platform

12 million SMB listings across multiple
databases to validate and enhance
business information
daily deals
personalization engine
highly scalable geo-category
domain acquisition based on
consumer usage analysis
real-time product
inventory directly from
manufacturers, retailers
8 patents issued, 11
pending in local, mobile,
data & display
feed syndication
real-time ad and data integration from multiple partners
web-based drag & drop rich
media production
product-based search feeds
integrated into multiple ad types
data aggregation and normalization technologies
web crawlers
content marketplace
Keyword DNA™ technology
display ad production, management and serving
Our powerful platform incorporates a unique combination of technologies that provide an increasingly differentiated suite of digital media solutions for a wide range of customers web hosting
search engine
optimization
daily deals
geo-targeted
display and
subscription ads
private label solutions
search engine marketing
content procurement and
management

Local Corporation Presentation | 2Q2012
Experienced Team with Strategy Discipline

Heath Clarke
Founder, Chairman & CEO
20+ yrs exp
Founded Local in ’99
VP eCommerce LanguageForce
CEO/Founder AFP (Australia)
Erick Herring
SVP Technology
Founder Townloop
CTO Feedback.com
CTO, VP Product Webvisible
CTO Adapt Technologies
Ken Cragun
CFO
20+ yrs exp
CFO Modtech
SVP MIVA
CFO ImproveNet
CFO NetCharge.com
CPA; Big 4 Exp.
Malcolm Lewis
SVP, GM Social Buying
Founder, Fablistic
SVP/GM, Local Corporation
Sr. Management, Oracle Corporation
Mike Sawtell
President & COO
20+ yrs exp
Chairman & CEO, DigitalPost Interactive
Pres. & COO , Interchange Corp. (now
Local Corporation)
COO & VP of Sales, Informative Research
Peter Hutto
SVP, Corporate Development
Co-Founder, ZeroDegrees
Managing Director, EDS & MCI
Systemhouse
Tullio Siragusa
SVP, Sales
Head of Sales, Ansearch Ltd.
SVP Global Sales, Operative Media
VP Strategic Accounts, Acxiom

$120.0M
$100.0M
$80.0M
$60.0M
$40.0M
$20.0M
$0.0M
Revenue
$2.40
$1.90
$1.40
$0.90
$0.40
$(0.10)
$(0.60)
$(1.10)
Adjusted Net Income per Share
$(0.96)
$(0.63)
$(0.33)
$0.21
$0.82
$(0.12)
$0.06
2006
2007
2008
2009
2010
2011
2012 E

Local Corporation Presentation | 2Q2012
Financial Performance

• 50% YoY revenue growth (Q1’12 over Q1’11)
• ~40% CAGR 2006-2012
• 2Q12 Revenue guidance: $27MM and $150K Adjusted Net Income
• FY12 Revenue guidance: $110MM – 40% higher than 2011
Adjusted Net Income (Loss) = Net income (loss) before interest, taxes, depreciation, amortization, stock-based compensation, warrant revaluation charges, and non-recurring Items

30%
25%
20%
15%
10%
5%
0%
10.8%
11.8%
15.8%
25%E
2009
2010
2011
2012E

Local Corporation Presentation | 2Q2012 Percent of Total Revenue from Direct Sales Efforts 15

100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
MUVs Thousands
$360
$330
$300
$270
$240
$210
$180
$150
$120
$90
$60
$30
$0
RKV
Q1 -10
Q2 -10
Q3 -10
Q4 -10
Q1 -11
Q2 -11
Q3 -11
Q4 -11
Q1 -12
TOTAL MUVS
RKV
LINEAR (TOTAL MUVS)

Local Corporation Presentation | 2Q2012 Revenue/Thousand Visits & Total Monthly Unique Visitors 16

Local Corporation Presentation | 2Q2012
1Q12 Balance Sheet & Capitalization

Key Balance Sheet Items
(in thousands)
March 31, 2012
Cash $6,787
Accounts Receivable 14,370
Total Assets 72,155
Total Debt 8,000
Total Liabilities 24,876
Shareholders Equity $47,279
March 31, 2012
Common stock 22,083
Options
(Avg. Strike $4.29)
4,775
Warrants
(Avg. Strike  $7.48)
1,239
RSUs
109
Fully Diluted 28,207
1. Options and warrants represent approximately $30MM in cash
Additional Data:
I. In August 2011 the Company closed on a $12 million credit facility
II. Total authorized shares 65,000,000 common and 10,000,000 preferred
III. In January 2011 the Company completed a public offering of 4.6 million shares at a price of $4.25 per share. Net proceeds of $18.2 million
1
1

Local Corporation Presentation | 2Q2012
Why Invest in Local Corporation?

• Rapidly growing company in a rapidly growing market
• Beneficiary of secular trend towards online ad spend by SMBs
• Extensive technology platform and differentiated product portfolio
• Growing revenue streams with considerable future growth potential
• Proprietary products that improve operating leverage over time
• Experienced executive team focused on execution with strategy discipline
• Four quarters of change, challenge and transformation – completed
• Not just a search engine – a media business
• Returned to strong growth with greater revenue diversification
An Attractive Position
in Fast Growing Markets
Strong Operating Model
with Experienced Leadership
Team
Completed a Business
Transformation

Local Corporation Presentation | 2Q2012 19
Thank You
Heath Clarke
Founder, Chairman & Chief Executive Officer
hclarke@local.com
Ken Cragun
Chief Financial Officer
kcragun@local.com
949.784.0800
http://www.localcorporation.com

Local Corporation Presentation | 2Q2012
P&L Trend

Adjusted Net Income (Loss) = Net income (loss) before interest, taxes, depreciation, amortization, stock-based compensation, warrant revaluation charges, and non-recurring Items
Actual Actual Forecast
Description FY-10 FY-11 FY-12
Revenue $ 84,137 $  78,763 $ 110,000
Sequential revenue growth 49% -6% 40%
Gross Margin 37,620 29,444
Gross Margin % 45% 37%
Other Operating Expenses 33,908 46,042
Operating income (loss) 3,712 (16,598)
Interest and other income (expense) (275) (413)
Change in fair value of warrant liability 887 2,633
Income (Loss) before income taxes 4,324 (14,378)
Provision for income taxes 102 181
Net income (loss) $   4,222 $(14,559)
Adjusted Net income (loss) $ 13,775 $   (2,576) $     1,300
Weighted average shares 16,788 21,384 23,000
Net income (loss) per share $   0.25 $   (0.68)
Adjusted Net income (loss) per share $     0.82 $     (0.12) $       0.06

Local Corporation Presentation | 2Q2012
Reconciliation: Adjusted Net Income to GAAP Net Inc

Actual Actual Forecast
Description FY-10 FY-11 FY-12
Adjusted Net income (loss) $ 13,775 $   (2,576) $     1,300
Plus interest and other income (expense), net (275) (413) (400)
Less provision for income taxes (102) (181) (150)
Less amortization of intangibles  (5,734) (5,447) (3,500)
Less depreciation  (1,418) (3,291) (3,900)
Less stock-based compensation  (2,911) (3,823) (2,800)
Less revaluation of warrants 887 2,633 unknown
Less non -recurring charges - (1,461) -
GAAP Net income (loss) $   4,222 $(14,559) unknown
Weighted Avg Shares - Adjusted Net income (loss) 16,788 21,384 23,000
Weighted Avg Shares - GAAP Net income (loss) 16,788 21,384 23,000
Adjusted Net income (loss) per share $     0.82 $     (0.12)
GAAP Net income (loss) per share $     0.25 $     (0.68) unknown
$       0.06